EXHIBIT 99.1

Contact:	Brad Tilden	-or-	Caroline Boren
	206/392-5362		206/392-5799

FOR IMMEDIATE RELEASE	July 21, 2005

ALASKA AIR GROUP REPORTS SECOND QUARTER RESULTS

     SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported second quarter net income of $17.4 million, or $0.56 per diluted share, compared to a net loss of $1.7 million, or $0.06 per diluted share, in the second quarter of 2004.

     Second quarter results include a restructuring charge of $14.7 million ($9.2 million, net of tax, or $0.28 per diluted share) for employee severance and related costs resulting primarily from the subcontracting of the Seattle ramp service function in May 2005. Second quarter results also include $3.0 million ($1.9 million, net of tax, or $0.06 per diluted share) in mark-to-market hedging gains on fuel hedges that settle in future periods, compared to $22.3 million ($14.8 million, net of tax, or $0.55 per share) in 2004. Without these items, and excluding aircraft impairment charges of $37.2 million ($24.7 million, net of tax, or $0.92 per share) in the second quarter of 2004, net income would have been $24.7 million, or $0.74 per diluted share for the second quarter of 2005, compared to net income of $8.2 million, or $0.31 per diluted share in the second quarter of 2004.

     “Although we are seeing gains in passenger loads and ticket prices, we are facing operational problems which, if we don’t correct them, will impact the long-term reputation of Alaska Airlines,” said Bill Ayer, Alaska Air Group’s chairman and chief executive officer. “Our primary focus is on improving our on-time performance in order to deliver on customer promises and reduce the stress on our employees.”

     Alaska Airlines’ passenger traffic in the second quarter increased 5.2 percent on a capacity decrease of 1.6 percent. Alaska’s load factor increased 5.1 percentage points to 77.9 percent compared to the same period in 2004. Alaska’s operating revenue per available seat mile (ASM) increased 8.4 percent, while its operating cost per ASM excluding fuel, restructuring and impairment charges increased 1.4 percent. Alaska’s pretax income for the quarter was $22.1 million, compared to a pretax loss of $2.8 million in the same period of 2004. Excluding the notable items referenced above, Alaska’s pretax income was $34.2 million for the quarter compared to $14.4 million in the second quarter of 2004.

     Horizon Air’s passenger traffic in the second quarter increased 15.9 percent on a 7.2 percent capacity increase. Horizon’s load factor increased by 5.5 percentage points to 73.0 percent compared to the same

EXHIBIT 99.1

period in 2004. Horizon’s operating revenue per ASM increased 5.2 percent, while its operating cost per ASM excluding fuel and impairment charges decreased 4.9 percent. Horizon’s pretax income for the quarter was $11.1 million, compared to $4.7 million in the second quarter of 2004. Excluding the notable items referenced above, Horizon’s pretax income was $10.7 million for the quarter compared to $2.4 million in the same period in 2004.

     Alaska Air Group had cash and short-term investments at June 30, 2005 of approximately $726 million, compared to $874 million at December 31, 2004.

     A summary of financial and statistical data for Alaska Airlines and Horizon Air as well as a reconciliation of the reported non-GAAP financial measures can be found on pages 6 through 10.

     A conference call regarding the first quarter 2005 results will be simulcast via the internet at 8:30 a.m. Pacific Time on July 21, 2005. It may be accessed through the Company’s website at www.alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at www.alaskaair.com.

     This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: changes in our operating costs including fuel, which can be volatile; the competitive environment and other trends in our industry; our ability to meet our cost reduction goals; labor disputes; economic conditions; our reliance on automated systems; increases in government fees and taxes; actual or threatened terrorist attacks; global instability and potential U.S. military actions or activities; insurance costs; changes in laws and regulations; liability and other claims asserted against us; operational disruptions; compliance with financial covenants; our ability to attract and retain qualified personnel; third-party vendors and partners; continuing operating losses; our significant indebtedness; downgrades of our credit ratings and the availability of financing. For a discussion of these and other risk factors, see Item 7 of the Company’s Annual Report for the year ended December 31, 2004 on Form 10-K. All of the forward-looking statements are qualified in their entirety by reference to the risk factors

EXHIBIT 99.1

discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

EXHIBIT 99.1

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(In Millions Except Per Share Amounts)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2005	2004	2005	2004
Operating Revenues:
Passenger	$697.5	$637.9	$1,284.5	$1,191.7
Freight and mail	24.9	24.2	45.2	42.8
Other — net	34.1	39.2	69.3	64.8

Total Operating Revenues	756.5	701.3	1,399.0	1,299.3

Operating Expenses:
Wages and benefits	227.3	246.4	472.0	488.2
Contracted services	34.8	31.9	65.4	59.4
Aircraft fuel	175.2	128.6	321.9	236.4
Aircraft maintenance	58.2	50.1	119.4	100.9
Aircraft rent	47.0	47.0	93.1	94.8
Food and beverage service	12.1	13.6	23.6	25.2
Other selling expenses and commissions	37.8	35.6	75.2	74.0
Depreciation and amortization	35.3	34.0	69.5	70.1
Landing fees and other rentals	51.9	46.6	104.1	89.2
Other	53.1	50.9	104.5	100.6
Impairment of aircraft and related spare parts	—	37.2	—	39.6
Restructuring charges	14.7	—	22.1	—

Total Operating Expenses	747.4	721.9	1,470.8	1,378.4

Operating Income (Loss)	9.1	(20.6)	(71.8)	(79.1)

Nonoperating Income (Expense):
Interest income	7.1	6.1	13.0	10.7
Interest expense	(15.3)	(12.6)	(29.4)	(25.3)
Interest capitalized	1.3	0.3	2.1	0.6
Fuel hedging gains	27.6	25.9	135.8	26.4
Other — net	(0.1)	0.2	(3.0)	(0.2)

	20.6	19.9	118.5	12.2

Income (loss) before income tax and accounting change	29.7	(0.7)	46.7	(66.9)
Income tax expense (benefit)	12.3	1.0	19.4	(22.5)

Income (loss) before accounting change	$17.4	$(1.7)	$27.3	$(44.4)
Cumulative effect of accounting change, net of tax	—	—	(90.4)	—

Net Income (Loss)	$17.4	$(1.7)	$(63.1)	$(44.4)

Basic Earnings (Loss) Per Share:
Income (loss) before accounting change	$0.64	$(0.06)	$1.01	$(1.66)
Cumulative effect of accounting change	—	—	(3.33)	—

Net Income (Loss) Per Share	$0.64	$(0.06)	$(2.32)	$(1.66)

Diluted Earnings (Loss) Per Share:
Income (loss) before accounting change	$0.56	$(0.06)	$0.90	$(1.66)
Cumulative effect of accounting change	—	—	(2.72)	—

Net Income (Loss) Per Share	$0.56	$(0.06)	$(1.82)	$(1.66)

Shares Used for Computation:
Basic	27.200	26.818	27.173	26.798
Diluted	33.273	26.818	33.256	26.798

EXHIBIT 99.1

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	June 30	December 31,
(In Millions)	2005	2004

Cash and marketable securities	$726	$874

Total current assets	$1,199	$1,242
Property and equipment-net	1,932	1,908
Other assets	240	185

Total assets	$3,371	$3,335

Current liabilities	$1,086	$957
Long-term debt and capital lease obligations	980	990
Other liabilities and credits	704	723
Shareholders’ equity	601	665

Total liabilities and shareholders’ equity	$3,371	$3,335

EXHIBIT 99.1

Alaska Airlines Financial and Statistical Data

	Three Months Ended June 30			Six Months Ended June 30
			%			%
Financial Data (in millions):	2005	2004	Change	2005	2004	Change
Operating Revenues:
Passenger	$561.2	$519.9	7.9	$1,032.5	$969.2	6.5
Freight and mail	23.9	23.1	3.5	43.2	40.8	5.9
Other — net	31.2	34.6	(9.8)	63.9	58.9	8.5

Total Operating Revenues	616.3	577.6	6.7	1,139.6	1,068.9	6.6

Operating Expenses:
Wages and benefits	182.0	203.7	(10.7)	381.7	404.5	(5.6)
Contracted services	31.6	29.4	7.5	59.4	52.5	13.1
Aircraft fuel	151.5	112.6	34.5	279.1	206.2	35.4
Aircraft maintenance	50.2	40.7	23.3	100.3	84.2	19.1
Aircraft rent	29.3	27.9	5.0	57.7	57.4	0.5
Food and beverage service	11.5	13.0	(11.5)	22.4	24.2	(7.4)
Other selling expenses and commissions	31.2	31.3	(0.3)	63.9	65.2	(2.0)
Depreciation and amortization	30.7	30.4	1.0	61.0	63.2	(3.5)
Landing fees and other rentals	40.5	35.3	14.7	81.1	68.5	18.4
Other	41.5	38.1	8.9	79.9	75.8	5.4
Impairment of aircraft and related spare parts	—	36.8	NM	—	36.8	NM
Restructuring charges	14.7	—	NM	22.1	—	NM

Total Operating Expenses	614.7	599.2	2.6	1,208.6	1,138.5	6.2

Operating Income (Loss)	1.6	(21.6)	NM	(69.0)	(69.6)	NM

Interest income	7.6	6.3		13.9	11.6
Interest expense	(12.4)	(10.7)		(23.9)	(21.5)
Interest capitalized	1.2	0.2		1.9	0.3
Fuel hedging gains	23.9	22.8		117.3	23.3
Other — net	0.2	0.2		(2.7)	(0.1)

	20.5	18.8		106.5	13.6

Income (Loss) Before Income Tax and Accounting Change	$22.1	$(2.8)	NM	$37.5	$(56.0)	NM

Operating Statistics:
Revenue passengers (000)	4,232	4,116	2.8	8,083	7,707	4.9
RPMs (000,000)	4,317	4,104	5.2	8,214	7,684	6.9
ASMs (000,000)	5,543	5,635	(1.6)	10,913	10,813	0.9
Passenger load factor	77.9%	72.8%	5.1pts	75.3%	71.1%	4.2pts
Yield per passenger mile	13.00¢	12.67¢	2.5	12.57¢	12.61¢	(0.3)
Operating revenue per ASM	11.12¢	10.25¢	8.4	10.44¢	9.89¢	5.6
Operating expenses per ASM (a)	11.09¢	10.63¢	4.2	11.07¢	10.53¢	5.2
Operating expense per ASM excluding fuel, impairment and restructuring charges(a)	8.09¢	7.98¢	1.4	8.31¢	8.28¢	0.4
Raw fuel cost per gallon (a)	179.5¢	131.6¢	36.4	167.7¢	124.4¢	34.8
GAAP fuel cost per gallon (a)	175.8¢	126.7¢	38.8	163.8¢	120.0¢	36.5
Economic fuel cost per gallon (a)	151.1¢	123.1¢	22.7	142.1¢	118.2¢	20.2
Fuel gallons (000,000)	86.2	88.9	(3.1)	170.4	171.8	(0.8)
Average number of employees	9,144	10,255	(10.8)	9,180	10,120	(9.3)
Aircraft utilization (blk hrs/day)	10.7	11.1	(3.6)	10.3	10.7	(3.7)
Operating fleet at period-end	109	108	0.9	109	108	0.9

NM = Not Meaningful

(a)	See Note A on page 8.

EXHIBIT 99.1

Horizon Air Financial and Statistical Data

	Three Months Ended June 30			Six Months Ended June 30
			%			%
Financial Data (in millions):	2005	2004	Change	2005	2004	Change
Operating Revenues:
Passenger	$136.9	$120.4	13.7	$254.6	$226.9	12.2
Freight and mail	0.9	1.1	(18.2)	1.9	2.0	(5.0)
Other — net	2.8	3.2	(12.5)	5.3	6.1	(13.1)

Total Operating Revenues	140.6	124.7	12.8	261.8	235.0	11.4

Operating Expenses:
Wages and benefits	43.1	40.9	5.4	86.3	82.4	4.7
Contracted services	6.1	5.2	17.3	11.6	10.4	11.5
Aircraft fuel	23.7	16.0	48.1	42.8	30.2	41.7
Aircraft maintenance	8.1	9.4	(13.8)	19.2	16.7	15.0
Aircraft rent	17.6	19.1	(7.9)	35.3	37.4	(5.6)
Food and beverage service	0.6	0.6	0.0	1.2	1.0	20.0
Other selling expenses and commissions	7.3	6.7	9.0	14.0	13.2	6.1
Depreciation and amortization	4.3	3.3	30.3	7.9	6.3	25.4
Landing fees and other rentals	11.7	10.3	13.6	23.5	20.2	16.3
Other	9.6	10.7	(10.3)	20.9	21.8	(4.1)
Impairment of aircraft and related spare parts	—	0.4	NM	—	2.8	NM
Total Operating Expenses	132.1	122.6	7.7	262.7	242.4	8.4

Operating Income (Loss)	8.5	2.1	NM	(0.9)	(7.4)	NM

Interest income	0.4	0.4		0.7	0.6
Interest expense	(1.5)	(1.0)		(2.7)	(2.3)
Interest capitalized	0.1	0.1		0.2	0.3
Fuel hedging gains	3.6	3.1		18.4	3.1

	2.6	2.6		16.6	1.7

Income (Loss) Before Income Tax and Accounting Change	$11.1	$4.7	NM	$15.7	$(5.7)	NM

Operating Statistics:
Revenue passengers (000)	1,638	1,454	12.7	3,113	2,721	14.4
RPMs (000,000)	620	535	15.9	1,160	985	17.8
ASMs (000,000)	849	792	7.2	1,631	1,484	9.9
Passenger load factor	73.0%	67.5%	5.5pts	71.1%	66.4%	4.7pts
Yield per passenger mile	22.08¢	22.50¢	(1.9)	21.95¢	23.04¢	(4.7)
Operating revenue per ASM	16.57¢	15.75¢	5.2	16.05¢	15.84¢	1.3
Operating expenses per ASM (a)	15.57¢	15.49¢	0.5	16.11¢	16.34¢	(1.4)
Operating expense per ASM excluding fuel and impairment charges (a)	12.78¢	13.43¢	(4.9)	13.48¢	14.12¢	(4.5)
Raw fuel cost per gallon (a)	187.6¢	136.1¢	37.7	175.1¢	128.4¢	36.4
GAAP fuel cost per gallon (a)	183.7¢	131.1¢	40.2	171.9¢	124.3¢	38.3
Economic fuel cost per gallon (a)	158.9¢	127.1¢	25.0	149.0¢	122.8¢	21.3
Fuel gallons (000,000)	12.9	12.2	5.7	24.9	24.3	2.5
Average number of employees	3,414	3,414	0.0	3,389	3,379	0.3
Aircraft utilization (blk hrs/day)	8.5	8.4	1.4	8.9	8.0	11.3
Operating fleet at period-end	65	64	1.6	65	64	1.6

NM = Not Meaningful

(a)	See Note A on page 8.

EXHIBIT 99.1

Note A:

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate), restructuring charges, and aircraft impairment charges. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment and restructuring charges is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:
($ in millions)	Three Months Ended June 30,		Six Months Ended June 30
Unit cost reconciliations:	2005	2004	2005	2004
Operating expenses	$614.7	$599.2	$1,208.6	$1,138.5
ASMs (000,000)	5,543	5,635	10,913	10,813

Operating expenses per ASM	11.09¢	10.63¢	11.07¢	10.53¢

Operating expenses	$614.7	$599.2	$1,208.6	$1,138.5
Less: aircraft fuel	(151.5)	(112.6)	(279.1)	(206.2)
Less: restructuring charges	(14.7)	—	(22.1)	—
Less: impairment of aircraft and related spare parts	—	(36.8)	—	(36.8)

Operating expenses excluding fuel and restructuring and impairment charges	$448.5	$449.8	$907.4	$895.5
ASMs (000,000)	5,543	5,635	10,913.0	10,813

Operating expenses per ASM excluding fuel and restructuring and impairment charges	8.09¢	7.98¢	8.31¢	8.28¢

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) reported GAAP amounts	$22.1	$(2.8)	$37.5	$(56.0)
Less: mark-to-market hedging gains included in nonoperating income (expense)	(2.6)	(19.6)	(80.3)	(20.1)
Add: restructuring charges	14.7	—	22.1	—
Add: impairment of aircraft and related spare parts	—	36.8	—	36.8

Pretax income (loss) excluding restructuring and impairment charges and mark-to-market hedging gains	$34.2	$14.4	$(20.7)	$(39.3)

Aircraft fuel reconciliations:
	Three Months Ended June 30
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw fuel”)	$154.7	$1.80	$117.0	$1.32
Less: gains on settled hedges included in fuel expense	(3.2)	(0.04)	(4.4)	(0.05)

GAAP fuel expense	$151.5	$1.76	$112.6	$1.27
Less: gains on settled hedges included in nonoperating income (expense)	(21.3)	(0.25)	(3.2)	(0.04)

Economic fuel expense	$130.2	$1.51	$109.4	$1.23

Fuel gallons (000,000)	86.2		88.9

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods	$2.6		$19.6

	Six Months Ended June 30
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw fuel”)	$285.7	$1.68	$213.7	$1.24
Less: gains on settled hedges included in fuel expense	(6.6)	(0.04)	(7.5)	(0.04)

GAAP fuel expense	$279.1	$1.64	$206.2	$1.20
Less: gains on settled hedges included in nonoperating income (expense)	(37.0)	(0.22)	(3.2)	(0.02)

Economic fuel expense	$242.1	$1.42	$203.0	$1.18

Fuel gallons (000,000)	170.4		171.8

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods	$80.3		$20.1

EXHIBIT 99.1

Horizon Air Industries, Inc.
($ in millions)	Three Months Ended June 30,		Six Months Ended June 30

Unit cost reconciliations:	2005	2004	2005	2004
Operating expenses	$132.1	$122.6	$262.7	$242.4
ASMs (000,000)	849	792	1,631	1,484

Operating expenses per ASM	15.57¢	15.49¢	16.11¢	16.34¢

Operating expenses	$132.1	$122.6	$262.7	$242.4
Less: aircraft fuel	(23.7)	(16.0)	(42.8)	(30.2)
Less: impairment of aircraft and related spare parts	—	(0.4)	—	(2.8)

Operating expenses excluding fuel and impairment charge	$108.4	$106.2	$219.9	$209.4
ASMs (000,000)	849	792	1,631	1,484

Operating expenses per ASM excluding fuel and impairment charge	12.78¢	13.43¢	13.48¢	14.12¢

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) reported GAAP amounts	$11.1	$4.7	$15.7	$(5.7)
Less: mark-to-market hedging gains included in nonoperating income (expense)	(0.4)	(2.7)	(12.7)	(2.7)
Add: impairment of aircraft and related spare parts	—	0.4	—	2.8

Pretax income (loss) excluding impairment charge and mark-to-market hedging gains	$10.7	$2.4	$3.0	$(5.6)

Aircraft fuel reconciliations:
	Three Months Ended June 30,

	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal

Fuel expense before hedge activities (“raw fuel”)	$24.2	$1.88	$16.6	$1.36
Less: gains on settled hedges included in fuel expense	(0.5)	(0.04)	(0.6)	(0.05)

GAAP fuel expense	$23.7	$1.84	$16.0	$1.31
Less: gains on settled hedges included in nonoperating income (expense)	(3.2)	(0.25)	(0.4)	(0.03)

Economic fuel expense	$20.5	$1.59	$15.6	$1.28

Fuel gallons (000,000)	12.9		12.2

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods	$0.4		$2.7

	Six Months Ended June 30

	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal

Fuel expense before hedge activities (“raw fuel”)	$43.6	$1.75	$31.2	$1.28
Less: gains on settled hedges included in fuel expense	(0.8)	(0.03)	(1.0)	(0.04)
GAAP fuel expense	$42.8	$1.72	$30.2	$1.24
Less: gains on settled hedges included in nonoperating income (expense)	(5.7)	(0.23)	(0.4)	(0.01)

Economic fuel expense	$37.1	$1.49	$29.8	$1.23

Fuel gallons (000,000)	24.9		24.3

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods	$12.7		$2.7

EXHIBIT 99.1

Air Group Net Income (Loss) and EPS Reconciliation:

The following table reconciles Alaska Air Group, Inc.’s net income (loss) and diluted income (loss) per share during 2005 and 2004 excluding the cumulative effect of the accounting change, restructuring and impairment charges, and mark-to-market gains of fuel hedges that settle in future periods to the reported GAAP amounts (in millions except per share amounts):

	Three Months Ended June 30,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding restructuring and impairment charges, and mark-to-market hedging gains	$24.7	$0.74	$8.2	$0.31
Effect of interest on convertible bonds	NA	0.04	NA	NA
Mark-to-market hedging gains, net of tax	1.9	0.06	14.8	0.55
Restructuring charges, net of tax	(9.2)	(0.28)	—	—
Impairment charges, net of tax	—	—	(24.7)	(0.92)

Reported GAAP amounts	$17.4	$0.56	$(1.7)	$(0.06)

	Six Months Ended June 30,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net loss and diluted EPS excluding the cumulative effect of the accounting change, restructuring and impairment charges, and mark-to-market hedging gains *	$(17.0)	$(0.63)	$(33.2)	$(1.24)
Effect of dilutive shares and interest on convertible bonds *	NA	0.19	NA	NA
Cumulative effect of accounting change	(90.4)	(2.72)	—	—
Mark-to-market hedging gains, net of tax	58.1	1.75	15.1	0.56
Restructuring charges, net of tax	(13.8)	(0.41)	(26.3)	(0.98)
Impairment charges, net of tax		—		—

Reported GAAP amounts	$(63.1)	$(1.82)	$(44.4)	$(1.66)

*	Diluted loss per share for the six months ended June 30, 2005, excluding the impact of the accounting change, mark to market gain on fuel hedges, restructuring and impairment charges has been calculated using the weighted average number of shares oustanding (27.2 million at June 30, 2005). This share count excludes the dilutive impact of stock awards and the contingently convertible senior notes as the impact would have been antidilutive (and thus excluded) if calculated based on a net loss of $17.0 million.

In order to reconcile the diluted loss per share to the GAAP loss per share for the six months ended June 30, 2005, the table above includes $0.19 per share, which represents the impact of the additional shares that were used in the GAAP loss per share as well as $2.5 million of interest, net of tax, on the contingently convertible senior notes added back to earnings in order to derive the loss per share in accordance with GAAP.

The per share impact of the change in accounting, mark-to-market gain on fuel hedges, restructuring and impairment charges have been presented in the table above assuming fully diluted shares outstanding.

EXHIBIT 99.1

Air Group EPS Calculations:

The following table summarizes Alaska Air Group, Inc.’s basic and diluted per share calculations for earnings before the accounting change and net income (loss) (in millions except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Basic Earnings (Loss) Per Share:
Income (loss) before accounting change	$17.4	$(1.7)	$27.3	$(44.4)
Weighted average shares outstanding	27.200	26.818	27.173	26.798

Income (loss) per share before accounting change	$0.64	$(0.06)	$1.01	$(1.66)

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	27.173	NA

Per share cumulative effect of accounting change	NA	NA	$(3.33)	NA

Net income (loss)	$17.4	$(1.7)	$(63.1)	$(44.4)
Weighted average shares outstanding	27.200	26.818	27.173	26.798

Net income (loss) per share	$0.64	$(0.06)	$(2.32)	$(1.66)

Diluted Earnings (Loss) Per Share:
Income (loss) before accounting change	$17.4	$(1.7)	$27.3	$(44.4)
Interest on convertible notes, net of tax	1.3	NA	2.5	NA

Income (loss) before accounting change for diluted calculation	$18.7	$(1.7)	$29.8	$(44.4)
Weighted average shares outstanding	33.273	26.818	33.256	26.798

Income (loss) per share before accounting change	$0.56	$(0.06)	$0.90	$(1.66)

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	33.256	NA

Per share cumulative effect of accounting change	NA	NA	$(2.72)	NA

Net income (loss)	$17.4	$(1.7)	$(63.1)	$(44.4)
Interest on convertible notes, net of tax	1.3	NA	2.5	NA

Net income (loss) for diluted calculation	$18.7	$(1.7)	$(60.6)	$(44.4)
Weighted average shares outstanding	33.273	26.818	33.256	26.798

Net income (loss) per share	$0.56	$(0.06)	$(1.82)	$(1.66)

EXHIBIT 99.1

Forecasted Financial Measures

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for 2005. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

	Alaska Airlines				Horizon Air
	Forecast of cost per			Forecast of total			Forecast of total
	available seat mile,		Forecast of	operating cost per	Forecast of cost		operating cost per
	excluding fuel and	Forecast of fuel cost	restructuring	available seat mile,	available seat mile,	Forecast of fuel cost	per available seat mile,
	restructuring	per available seat	charges per available	as reported on a GAAP	excluding fuel	per available seat mile	as reported on a GAAP
	charges(cents)	mile (See Note 1)	seat mile	basis(cents)	(cents)	(See Note 1)	basis (cents)
Third quarter 2005	7.4	2.8	—	10.2	12.2	2.9	15.1
Fourth quarter 2005	7.4	2.9	—	10.3	13.6	3.0	16.6
Total 2005	7.9	2.7	0.1	10.7	13.2	2.8	16.0

Note 1: Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon for both Alaska and Horizon. The estimate also excludes the benefit from settled hedges recorded in other non-operating income as it does not impact our operating cost per available seat mile as presented on a GAAP basis. Given the volatility of fuel prices, readers should be cautioned that actual fuel expense will likely differ from the forecast above.